North Beach Corpus Christi, TX 1 2021 UBS Winter Infrastructure & Energy Virtual Conference January 12-13, 2021

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

South Texas Crude System 3 Introduction

After a Year Full of Challenges, NuStar is Well-positioned for 2021

Strong Coverage

+

Lower Leverage

+

Simplified Structure/ Governance

+

No IDR Burden

+

Maximized Self-Funding


NuStar
Energy L.P.
NYSE: NS

- Common Unit Price[1]: $15.16
- Distribution/CU/Year: $1.60
- Yield[1]: 10.6%
- Market Cap[1]: ~$2 billion
- Credit Ratings:
  - *Moody's:* *Ba3*
  - *S&P:* *BB-*
  - *Fitch:* *BB-*
- Enterprise Value: ~$6 billion
- Total Assets: ~$6 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 1.8MMBPD
- Storage Capacity: ~72MMB
- Storage Throughput Volumes[2]: 498MBPD

1. As of January 8, 2021
2. Average daily volume for nine months ended September 30, 2020

4

5 Last Year, Faced With Unprecedented Challenges, We Took Decisive Action and Remained Focused on Our Priorities…

6 … And This Past Quarter, We Again Delivered Solid and Stable Financial Results… Adjusted EBITDA (Continuing Operations) 3Q 2019 3Q 2020 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Operating Income

7 ★ Our pipeline systems have rebounded strongly, and several of our terminals will continue to benefit from spring contango in 2021 … Along With Strong Operational Performance Across Our Footprint Transported over 204MM bbls Crude + Refined Products through our pipelines and terminals during 3Q20 Successfully contracted 100% of our storage across our footprint Gulf Coast- 100% East Coast- 100% Point Tupper- 100%West Coast- 100% STORAGE SEGMENT PIPELINE SEGMENT Central East South Texas Central West 65% 100% 80% 0% 50% 100% 150% April 2020 Oct 2020 Nov 2020 75% 105% 100% 0% 50% 100% April 2020 Oct 2020 Nov 2020 80% 90% 85% 50% 70% 90% 110% April 2020 Oct 2020 Nov 2020 (Comparison of YoY refined product demand) (Comparison of YoY refined product demand) (Comparison of YoY refined product demand)

8 Thanks to Our Employees’ Perseverance and Hard Work, We Expect Solid Full-Year 2020 Results… Closed on Sale of Terminal Facility in December for $106 million Adjusted EBITDA $690-730 MM 2020 Guidance *- Compared to pre-COVID 2020 guidance for spending/expenses 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Reduced 2020 Strategic Capital Spending 46%* Reduced 2020 Expenses $50-55 million* Maintained Reliable Operations & Industry-leading Health & Safety Record 2020 Actions Issued $1.2 billion of Senior Notes to Address Maturities through 2025

9 … And We Expect to Continue to Demonstrate Financial Strength and Stability in 2021 2021 Expectations Expect to Generate 2021 EBITDA Comparable to 2020 Adjusted EBITDA & Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows

10 In 2021, We Plan to Release Our First Sustainability Report to Tout the Critical Importance of the Services We Provide and NuStar’s Proud Tradition of “ESG” Excellence

11 Pipelines Provide the Most Efficient and Safest Way to Transport the Energy That Powers Our Everyday Life Sources: ARC Energy Research Institute, using input data from the U.S. Department of Energy National Energy Technology Laboratory to define the U.S. Refined Average (2014) *U.S. Refined Average (2014); Student Research Associate, Strata ❑ Rail is over 4.6 times more likely than pipelines to experience an incident ❑ Trucks are 6 times more likely than pipelines to experience an incident Pipelines are the Safest Mode of Energy Transportation: Pipelines’ Proportion of Emissions 37 Unit Trains Transporting the Volume NuStar Moves in ONE DAY Would Require: 11,000 Trucks 0.7% 0.5%

12 For 20 Years, NuStar has Been Protecting Our Employees, the Environment and Our Communities Because We Truly Believe That’s the Right Thing to Do ★ Our safety statistics reflect our commitment to safe, responsible operations ❑ In 2019, as in years past, we performed substantially better than our peers ➢ 21.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ➢ 6.2 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ❑ ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ❑ Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ❑ 85% of our U.S. terminals are VPP-certified 1 – Industry averages derived from 2011-2019 Bureau of Labor Statistics (BLS) Data.

13 Our Report Will Reflect More of the Statistics, Record and Rankings That Demonstrate How Much NuStar Cares, Contributes and Shares ★ NuStar employees contributed 83,000 volunteer hours in 2019 alone ❑ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ Since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ❑ The tournament has generated an aggregate of over $42 million for Haven for Hope Ranked #13! ★ NuStar has been recognized for its strong corporate culture with numerous awards ❑ NuStar has been recognized 11 times in Fortune’s Annual “100 Best Companies to Work For” list

14 In 2020, Although Many of Our Employees Worked Remotely, We are Proud of the Strength of Our Support of Each Other and Our Communities ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ❑ NuStar’s total 2020 contribution was $4.8 million ★ NuStar employees log approximately 85,000 volunteer hours annually Ranked #62! Ranked #46!

15 … And Demonstrate Further That NuStar’s Governance is Aligned With Our Unitholders’ Interests 78% Independent Directors 11% Women No IDRs NS Management NS Board of Directors 100% Attendance for 2020 Board & Committee Meetings Sustainability Committee Majority of Officers’ Compensation Tied to Performance and Unit Returns Governance, Ethics & Compliance Committee Cyber Risk Governance Committee Annual Unitholder Meetings Audit Committee Nominating, Governance & Conflicts Committee Compensation Committee

16 We Are Focused on Our Strategic Priorities for 2021 Working to Fund Spending From Internally Generated Cash Flows Continuing to Take Steps to Improve Our Debt Metrics Promoting NuStar’s ESG Excellence

17 We Remain Confident That Product Demand Rebound is the First Step on the Road Back to Shale Production Growth in 2021-2022 U.S. Shale Production Growth Higher Crude Prices Crude Demand Recovery Increased Refinery Utilization Refined Product Demand Rebound 2020 2021-22

18 Overall U.S. Gasoline and Diesel Demand is Expected to Recover to 95% of Pre-COVID Levels in 1Q 2021… ★ In the second quarter of 2020, U.S. refined products demand dropped by 21% compared to January 2020, but by 1Q 2021, gasoline and diesel demand are expected to recover to pre-COVID demand levels of 95% ❑ The recovery of jet fuel demand is expected to lag behind gasoline and diesel demand, as the airline industry continues to experience low flight demand due to COVID concerns Source: EIA 95% 75% 90% 89% 94% 94% 95% 97%94% 87% 91% 97% 95% 99% 97% 99% 100% 92% 39% 53% 63% 80% 87% 90% 90% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 U.S. Refined Product Demand (as a % of Pre-COVID Demand) Gasoline Diesel Jet Fuel

19 Refined Products Demand Continues to Demonstrate Remarkable Resilience in the Markets Our Assets Serve 1 - Comparison of year-over-year demand ★ 2020 EBITDA guidance range assumes 85% recovery ★ Slight decrease from October 2020 levels driven by operational issues at some of our customers’ refineries (unrelated to pandemic or economic recovery) 100% 80% 100% 65% 65% 105% 80% 90% 85%

20 U.S. Refinery Utilization Continues to Recover, Led by Refiners in PADD 2 and PADD 3, Which NuStar’s Pipeline Systems Serve 2019 2020 Low 2021 Exit 90% 70% 83% U.S. 73% 45% 67% PADD 1 92% 74% PADD 3 92% 70% 90% PADD 2 92% 64% 84% PADD 4 89% 58% 68% PADD 5 87% ★ Nearly all of NuStar’s pipeline assets are located in in PADD 2 and 3, where refinery utilization in PADD 2 and 3 did not suffer the degree of deterioration experienced by East and West Coasts refiners in 2020 ★ Refinery utilization in PADD 2 and 3 is forecasted to recover ahead of the rest of the U.S. ❑ PADD 2 refiners benefit from lower supply costs with access to nearby Canadian as well as abundant U.S. shale production ❑ Complex Gulf Coast refineries can process lower- cost heavy crudes and maximize production of high- margin products Source: ESAI, Wood Mackenzie U.S. Refinery Utilization (by PADD, 2019-2021) NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery (5.00) - 5.00 10.00 15.00 PADD I PADD II PADD III PADD IV PADD V 2020 2021 Weighted Average Refinery Net Margin by PADD ($/bbl)

21 The Permian Basin- the World’s Largest, Most Resilient Shale Play- is Expected to Resume Growth in 2022, and Our System has Already Rebounded Ahead of the Rest of the Permian Basin ★ Because of its superior geology and breakeven costs, the Permian Basin’s production is expected: ❑ To exit 2020 at 3.8 MMBPD, approximately 51% of the nation’s total shale output ❑ Return to growth in 2022 ★ Our system’s throughput volumes are now up 18% above May 2020 lows, while the rest of the Permian is up 11% from the May 2020 low ★ We averaged 423MBPD in the third quarter of 2020 Source: EIA Drilling Productivity Report (November 2020), Rystad, ESAI 3.7 3.8 3.9 4.4 4.3 3.6 3.2 3.6 0 2 4 6 8 10 2019 2020 2021 2022 M M B P D U.S. Shale Production Outlook Permian Rest-of-U.S. 0 5 10 2015 2018 2021 2024 2027 2030 MMBPD Permian Oil Production (2015-2030) WTI @ $30 WTI @ $60 237% 89% 0% 40% 80% 120% 160% 200% 240% 280% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth *Through November 2020 -

Our Trimmed-Down Strategic Spending Program for 2020 and 2021 Focuses on Low-multiple Projects to Enhance Our Existing Footprint

- We expect to finish 2020 having spent **at least 63% less** on capital projects than we did in 2019
- We continue to exercise strict capital discipline and execute on low-multiple projects that enhance our existing footprint and improve our metrics

Total Estimated
2020
Strategic Spending:
$
165-185MM



Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD

Total Estimated
2021
Strategic Spending:
$
135-175MM

West Coast Renewable Fuels Storage
~$20MM in 2020
(~$50MM in 2021)

Permian Crude Pipeline System
~$60MM in 2020
(~$50MM in 2021)

N. Mexico Refined Products Supply
~$10MM in 2020

Gulf Coast Storage and Export
~$10MM in 2020

22

23 Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Dislocations That Require Midstream Solutions W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Wilmington Tacoma Vancouver Portland Stockton Selby Pittsburg Midwest Supply Gulf Coast Supply International Exports NV and AZ Exports Singapore Supply ★ Regulatory priorities on the West Coast are dramatically increasing demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value of existing assets ★ Our terminals have the access to facilities necessary to receive bio-fuels from outside the region and to provide a base for distribution of renewable fuels across the West Coast 0 50 100 150 200 250 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit © 2018 IHS Markit D ie se lV o lu m e , T h o u s a n d B P D Transportation Fuel Supply With Low-Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives

24 NuStar has Partnered With Key Customers to Develop Renewable Fuels Storage Projects at Several of Our West Coast Facilities W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Complete Portland Convert 36,000 bbls to biodiesel Convert 57,000 bbls to renewable diesel Selby Construct truck-loading for renewable diesel Convert 208,000 bbls to renewable jet fuel Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel Connect to railcar ethanol offload facility Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability ★ We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects ★ These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers ❑ Our facilities are positioned to benefit from new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other renewable fuels as the renewable fuels market continues to grow 102 408 147 883 582 136 452 1,446 1,241 645 602 1,438 1,084 1,085 0 200 400 600 800 1,000 1,200 1,400 1,600 Portland Selby Stockton Wilmington NS West Coast Terminals Renewables Growth (MBPY) 2017 2018 2019 2020 YTD *Through November 2020

WEST COAST RENEWABLE FUELS STORAGE

We Handle and Store a Significant Proportion of the Total Low-Carbon Fuels Volumes Utilized in California, the Largest Driving State in the Nation

NuStar's Proportionate Share of California's Renewable Fuels Market (By Volume in 1H 2020[1])

5%


BIO

BIODIESEL

15%



ETHANOL

30%



RENEWABLE DIESEL

★ We expect these percentages to increase through 2023, along with associated EBITDA, as we complete additional projects presently in planning or under construction

1 – Most recent available data

Source: ESAI

25

PERMIAN CRUDE PIPELINE SYSTEM

With the "Backbone" of Our Now-700K-BPD System Complete, Our Permian Spending Will be Focused on Scaling With Our Producers' Gathering Needs

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	298
Pipeline Miles	~600	~936
Storage (bbls)	900M	1.6MM

Dedicated Acres	500,000
AMI	5,000,000



Borden
Scurry
Colorado City
NS CO CITY TERMINAL
NS BIG SPRING TERMINAL
DELEK BIG SPRING REFINERY
PAA SUNRISE II
PAA BASIN
BRIDGETEX
SUNOCO PE & WTG
Martin
Howard
Mitchell
CENTURION PIPELINE
CENTURION SCR STATION
ENTERPRISE
SUNPET
NS STANTON TERMINAL
PAA
Midland
EPIC
Glasscock
Upton
SUNOCO MIDKIFF
Reagan
Third-Party Connections
NuStar Truck Unloading Facilities
NuStar Terminals

26

PERMIAN CRUDE PIPELINE SYSTEM

Our "Core of the Core" Location has Attracted Top-Tier Customers With Large DUC Inventories to Support Continued Recovery in 2021

- The quality of geological formations underlying our system attracts the strongest customers
  - Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers
  - ~75% of our system's revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities[1]



Highest-Quality "Rock"
Attracts Creditworthy, Diverse Producers
...That Apply the Most Advanced Technology
...And Produce Efficient Growth Across Cycles

NS System Producer-type[1]
(% Average Daily Volume)



37%
11%
52%
Major
Private
Other Public

Producer Average Cost of Debt, Weighted by Acreage:
5.3%[2]



NS Permian Crude System Performance
(by Quarter)
* Adjusted
139
159
187
211
266
314
327
349
370
395
435
453
400
423
$7
$12
$14
$12
$19
$27
$27
$23
$31
$35
$39
$38
$33
$38
*
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20
EBITDA ($MM)
System Receipts (Avg MBPD)

- October and November receipts averaged ~420MBPD, and we maintained our pace to exit 2020 between 410 to 420 MBPD
- Our producers still have over 430 drilled-uncompleted (DUCs) wells on the system which they plan to bring online over 18-24 months, which provide an important platform for growth until rig counts start to recover

1 – September 30, 2020 MTD
2 – As of December 7, 2020
3 – Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

27

GULF COAST STORAGE & EXPORT

Gulf Coast Exports Held Up Well Through 3Q, and the Port of Corpus Christi Remains the Leading U.S. Crude Export Hub

- ★ A significant proportion of the volumes transported on the additional 2.1MMBPD of new long-haul pipeline capacity from the Permian to the Corpus area is moving out over Corpus dock facilities
- ★ Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a major U.S. crude oil export hub
  - Currently, Corpus Christi comprises half of the 3.0 MMBPD of Gulf Coast crude exports
  - In July, Corpus Christi exports recovered to pre-COVID levels of 1.5MMBPD
  - Analysts expect Corpus Christi exports to remain steady during the near-term with upside potential as global crude demand recovers in late 2021


U.S. Gulf Coast Crude Exports by Hub
Exports (MBPD)
4,000
3,000
2,000
1,000
0
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Corpus Christi
Houston
Beaumont
Louisiana

Corpus Christi exports have grown from 0.4MMBPD to over 1.5MMBPD and held up, even through 2020

Source: RBN Energy

28

29 296 591 673 386 253 279 440 380 377 0 200 400 600 July 2019 Oct 2019 Jan 2020 April 2020 May 2020 June 2020 July 2020 3Q 2020 2023 Average CCCS Throughputs CCCS MVCs Average CCCS Throughputs 400 Series 1.7MMbbl +0.4MMbbl Remaining Footprint 200 Series 1.2MMbbl 100 Series 1.0MMbbl . Dock 15 (Light-loaded Suez) Dock 16 (Pana) Dock 1 (Light-loaded Suez) Dock 2 Inland Barge We Continue to Export Permian Long-haul and Eagle Ford Barrels From Our Corpus Christi North Beach Terminal G U L F C O A S T S T O R A G E & E X P O R T In-bound Capacity Storage Capacity Out-bound Capacity Current total: 1.2MMBPD • Ship docks - 750MBPD to 1.0MMBPD • Refinery pipelines - 220MBPD Current total: 3.9MMbbl • Potential 0.4MMbbl Current total: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD ★ Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our 30” pipeline from Taft, as well as from third- party pipeline connections ❑ Average throughputs have rebounded from our low in May to back to slightly above MVC levels in 3Q MBPD

30 Our St. James Facility Benefits From Price Dislocations From Pipeline Constraints and Will Benefit From Export Growth as Those Constraints are Resolved G U L F C O A S T S T O R A G E & E X P O R T ★ We continue to work to assure our facility is connected to the pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ❑ In March 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels either for export or local use ❑ As soon as early 2022, Capline owners plan to reverse its service to bring WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ★ Prior to March 2020, the lack of long-haul pipeline capacity to transport WCS supply to Gulf Coast demand generated price differentials that supported unit train economics ❑ We have contract commitments for 30MBPD through April 2022 ❑ As Canadian production ramps back up, this price dislocation is expected to re-emerge and continue until Enbridge Line 3 is in service, now estimated to occur by the end of 2021 ★ We can also handle light Bakken barrels with our rail facility, which may be an attractive alternative to DAPL Source: ESAI MBPD 0 1,000 2,000 3,000 4,000 5,000 6,000 Canadian Crude Oil Production Outlook Production Pipeline Takeaway Capacity Rail Opportunity

N. MEXICO REFINED PRODUCTS SUPPLY

We Have Completed Two Projects to Help Remedy Mexico's Supply Shortfall

- In 2020, we fully completed service on two projects that address the supply imbalance in Northern Mexico:
  - Nuevo Laredo project for Valero
    - Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion
    - ~28MBPD new capacity with take-or-pay volumes on seven-year contract term
  - Valley Pipeline expansion for major customers completed in September 2019
    - 45MBPD new capacity with seven-year contract term
    - Open season was fully subscribed




TO SAN ANTONIO
8" SA SOUTH PL
Nuevo Laredo Project
THREE RIVERS
8" ODEM PL
8" LAREDO PL
CORPUS CHRISTI
VALLEY PL
10"
LAREDO
NUEVO LAREDO
NEW 12" LOOP
8"
Valley Refined Products Supply Project
8"
10"
EDINBURG
HARLINGEN
BURGOS REYNOSA
CITGO TRANSMONTAIGNE

31

South Texas Crude System 32 APPENDIX

33 Long-term Commitments From Creditworthy Customers 52% 13% 35% Investment-Grade Large Private or International (Not rated) Other NuStar Investment-Grade (IG) Customers (% Q3 2020 Revenues) Pipeline Segment ~61% IG Storage Segment ~61% IG 45% 40% 15% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% Q3 2020 Revenues) 78% 22% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% Q3 2020 Revenues) 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

34 The Balance of Our Business and the Location of Our Assets Contribute to the Resilience of Our Results 59% 41% Pipeline Segment Storage Segment Pipeline and Storage Segment Revenues (% 3Q 2020 Revenues) Refined Products and Crude Revenues (% 3Q 2020 Revenues) 46% 54% Crude Refined Products NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery

35 We Acquired Our Permian Crude System Because It Sits Squarely Over the Midland Basin’s Most Geologically Advantaged Acreage Source: Barclays (January 2020) ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR 300 200 150 100 MBOE 500+ Fairway Outlines NuStar Pipeline Spraberry Wolfcamp A Wolfcamp B Wolfcamp C MOST ACCESSIBLE, STACKED FORMATIONS… BEST RECOVERIES AND SUPERIOR GORs…

Debt Maturity Schedule – NuStar Expects to Have Adequate Liquidity to Accommodate Our 2021 and 2022 Bond Maturities

- **In March 2020, we renewed our revolver through October of 2023**
- **In April 2020, we entered into a three-year, $750 million unsecured term loan agreement with Oaktree Capital Management, L.P. to increase our liquidity and to address near-term debt maturities**
- **In September 2020, we issued two $600 million tranches of five-year and 10-year senior unsecured notes maturing in 2025 and 2030**
  - We utilized the proceeds to repay the $500 million balance outstanding under the April 2020 loan, as well as all the borrowings then-outstanding under our revolving credit agreement
- **We plan to utilize our projected liquidity to pay-off our February 2021 and February 2022 bond maturities**



Debt Maturities
(As of 9/30/2020)
($MM)
Revolver Availability
Cash
Receivables Financing
Sub Notes
GO Zone Financing
Senior Unsecured Notes
$1,250
$1,000
$750
$500
$250
$0
$1,150
995
155
$300
$250
$61
$600
$500
$550
$600
$322
$403
Liquidity2
2020
2021
2022
2023
2024
2025
2026
2027
2028-2029
2030
2038-2041
2043

1 – As of September 30, 2020, approximately $5 million of Letters of Credit were outstanding under our revolving credit agreement

2 – Projected liquidity as of December 31, 2020

36

37 Capital Structure as of September 30, 2020 ($ in Millions) $1.0B Credit Facility $ 0 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 61 Finance Lease Liability 59 Other (43) Total Debt $3,602 Common Equity and AOCI $536 Series A, B and C Preferred Units $756 Series D Preferred Units $596 Total Equity1 1,888 Total Capitalization $5,490 ★ As of September 30, 2020: ❑ Credit facility availability ~$995MM ❑ Debt-to-EBITDA ratio2 4.13x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

38 Reconciliation of Non-GAAP Financial Information

39 Reconciliation of Non-GAAP Financial Information (continued)

40 Reconciliation of Non-GAAP Financial Information (continued)